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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 19, 2005
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              GEORGIA                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                         600 GALLERIA PARKWAY, SUITE 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 5.02 below, the contents of which are incorporated herein by reference, for the terms of Mr. McCurry's employment agreement, including the attached forms of option and indemnification agreement, a copy of which is filed herewith as Exhibit 99.3 and incorporated by reference herein.

See Item 8.01 below, the contents of which are incorporated herein by reference, for the terms of Mr. Cole's form of retainer agreement, including the attached forms of option and indemnification agreement, a copy of which is filed herewith as Exhibit 99.2 and incorporated by reference herein.

See Item 1.02 below, the contents of which are incorporated herein by reference, for the terms of Mr. Cook's and Mr. Toma's severance.

Beginning with the next meeting of the Board of Directors, or a committee thereof, or of the Company's shareholders following July 19, 2005, Mr. Greimann will be compensated as a non-employee director pursuant to the Company's standard arrangements for all non-employee directors other than the Presiding Director and Chairman of the Board, as described in the Company's proxy statement for its 2005 annual meeting of shareholders under the heading "Information about the Board of Directors and Committees of the Board--Director Compensation." See Item 8.01 below regarding the assumption of the duties of Presiding Director by Mr. Cole.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Termination of Mr. Toma's Employment Agreement and Approval of Severance

On July 19, 2005, as announced in the press release filed as Exhibit 99.1 hereto and incorporated herein by reference, John Toma, Vice Chairman, gave notice of termination of his employment agreement with PRG-Schultz USA, Inc., a wholly owned subsidiary of PRG-Schultz International, Inc. (the "Company"), and the Company accepted his resignation. The Compensation Committee of the Board has approved and the independent members of the Board have ratified severance payments to be made to Mr. Toma, subject to him and the Company agreeing in principle upon the terms of a separation and release agreement which will set forth Mr. Toma's severance benefits and contain standard releases and covenants. Mr. Toma's resignation as Vice Chairman is effective as of July 25, 2005, and his last day of employment will be July 31, 2005.

Pursuant to his severance, conditioned upon successful negotiation of a separation and release agreement, Mr. Toma will be entitled to receive the following:

     1. In equal bi-weekly installments consistent with the Company's payroll practices, commencing February 1, 2006, $1,502,304.08 to be paid over two (2) years from that date.

2. Upon expiration of COBRA coverage for either of Mr. Toma or his spouse or both (as applicable), PRG Schultz USA shall assist Mr. Toma and/or his spouse in obtaining an individual health insurance policy which provides health coverage on terms substantially similar to those provided under COBRA coverage (the "Individual Replacement Policy"). PRG Schultz USA shall pay all premiums for any Individual Replacement Policy for Mr. Toma and his spouse up to $20,000 per calendar year in the aggregate, which maximum amount shall be increased each calendar year commencing January 1, 2003, by a percentage equal to the percentage increase in the consumer price index occurring since January 1, 2002. Upon Mr. Toma and/or his wife becoming enrolled for Medicare coverage, the obligation of PRG Schultz USA with respect to the Individual Replacement Policy shall terminate but PRG Schultz USA shall become responsible for paying (or reimbursing Mr. Toma and/or his spouse for) any premiums required by Medicare for Part A or B coverage and for any premiums associated with any supplemental individual insurance policy selected and obtained by Mr. Toma and/or his spouse for each up to the age of 80, respectively. In no event, however, shall PRG Schultz USA's obligation pursuant to the immediately preceding sentence exceed $20,000 per year, as adjusted by the CPI escalator described above. PRG Schultz USA's obligations with respect to Mr. Toma and/or his spouse under this paragraph shall terminate upon Mr. Toma or his spouse becoming covered under a group health plan sponsored by any other employer due to the employment of Mr. Toma or his spouse.

If a separation and release agreement is successfully negotiated, the obligations set forth in 1. and 2. above will be in full satisfaction of, and in lieu of, any and all obligations previously owed to Mr. Toma by the Company pursuant to his employment agreement and/or change of control agreement with the Company, the provisions of which were previously disclosed in Company filings with the SEC.

In addition, as a condition to his receipt of the severance, Mr. Toma must acknowledge that his restricted stock award of 40,000 shares of Company common stock granted on February 14, 2005 will automatically be forfeited and cancelled as of July 31, 2005, and he will agree to forfeit and cancel as of July 31, 2005 certain of his vested Company stock options. All of Mr. Toma's remaining options to purchase Company stock are also vested and will remain exercisable through their natural terms.

The foregoing terms are concurrently being negotiated between Mr. Toma and the Company.

There are no material relationships between Mr. Toma and the Company other than Mr. Toma's position with the Company, his ownership of Company securities, and as otherwise disclosed in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the headings "Executive Compensation," "Certain Transactions" and "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

Termination of Mr. Cook's Employment Agreement and Approval of Severance

As previously disclosed in a Report on Form 8-K filed on June 8, 2005, Mr. Cook had announced his intent to retire and resign from the Board upon the Company's hiring of a new Chief Executive Officer. On July 19, 2005, concurrently with the Board's appointment of Mr. McCurry, Mr. Cook tendered his resignation from the Board and as President and Chief Executive Officer, effective July 25, 2005. Mr. Cook's last day of employment will be July 31, 2005. The Compensation Committee of the Board has approved and the independent members of the Board have ratified, severance payments to be made to Mr. Cook, subject to him and the Company agreeing in principle upon the terms of a separation and release agreement which will set forth Mr. Cook's severance benefits and contain standard releases and covenants.

Pursuant to his severance, conditioned upon successful negotiation of a separation and release agreement, Mr. Cook will be entitled to receive the following:

1. In equal bi-weekly installments consistent with the Company's payroll practices, commencing February 1, 2006, $5,512,423.14 to be paid over three (3) years from that date.

2. Upon expiration of COBRA coverage for either of Mr. Cook or his spouse or both (as applicable), PRG Schultz USA shall assist Mr. Cook and/or his spouse in obtaining an individual health insurance policy which provides health coverage on terms substantially similar to those provided under COBRA coverage (the "Individual Replacement Policy"). PRG Schultz USA shall pay all premiums for any Individual Replacement Policy for Mr. Cook and his spouse up to $25,000 per calendar year in the aggregate, which maximum amount shall be increased each calendar year commencing January 1, 2003, by a percentage equal to the percentage increase in the consumer price index occurring since January 1, 2002. Upon Mr. Cook and/or his wife becoming enrolled for Medicare coverage, the obligation of PRG Schultz USA with respect to the Individual Replacement Policy shall terminate but PRG Schultz USA shall become responsible for paying (or reimbursing Mr. Cook and/or his spouse for) any premiums required by Medicare for Part A or B coverage and for any premiums associated with any supplemental individual insurance policy selected and obtained by Mr. Cook and/or his spouse for each up to the age of 80, respectively. In no event, however, shall PRG Schultz USA's obligation pursuant to the immediately preceding sentence exceed $25,000 per year, as adjusted by the CPI escalator described above. PRG Schultz USA's obligations with respect to Mr. Cook and/or his spouse under this paragraph shall terminate upon Mr. Cook or his spouse becoming covered under a group health plan sponsored by any other employer due to the employment of Mr. Cook or his spouse.

If a separation and release agreement is successfully negotiated, the obligations set forth in 1. and 2. above will be in full satisfaction of, and in lieu of, any and all obligations previously owed to Mr. Cook by the Company pursuant to his employment agreement with the Company, the provisions of which were previously disclosed in Company filings with the SEC.

In addition, as a condition to his receipt of the severance, Mr. Cook must agree to forfeit and cancel as of July 31, 2005 the following Company stock options, which either are currently vested or will vest upon the termination of his employment: (i) 110,295 shares dated December 31, 1996 with an exercise price of $10.6667 per share, (ii) 129,995 shares dated December 31, 1997 with an exercise price of $11.8333 per share, and (iii) 200,000 shares dated January 24, 2002 with an exercise price of $9.28 per share. All of Mr. Cook's remaining options to purchase Company stock are also vested and will remain exercisable through their natural terms.

The foregoing terms are concurrently being negotiated between Mr. Cook and the Company.

There are no material relationships between Mr. Cook and the Company other than Mr. Cook's position with the Company, his ownership of Company securities, and as otherwise disclosed in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the headings "Executive Compensation," "Certain Transactions" and "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information provided pursuant to this Item 2.02 is to be considered "filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

On July 20, 2005, The Company issued a press release announcing, among other things, its preliminary results for the quarter ended June 30, 2005. The Company hereby incorporates by reference herein the information set forth in its Press Release dated July 20, 2005, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and such press release shall not create any implication that the affairs of the Company have continued unchanged since such date.

Except for the historical information contained in this Item 2.02, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The company's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. See the risk factors contained in the Press Release for a discussion of certain risks and uncertainties that may impact such forward looking statements. For further information on other risk factors, please refer to the "Risk Factors" contained in the Company's Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005, filed with the Securities and Exchange Commission. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of President and Chief Executive Officer and Director

On July 19, 2005, as announced in the press release filed as Exhibit 99.1 hereto and incorporated herein by reference, the Company's Board of Directors appointed James B. McCurry to serve as the Company's President and Chief Executive Officer, effective July 25, 2005. On the same date, also effective July 25, 2005, the Board appointed Mr. McCurry to fill the vacancy left on the Board due to Mr. Cook's resignation. Mr. McCurry has not been named to, and there are no current plans to name him to, any Board committees.

Mr. McCurry's Business Experience.

Mr. McCurry, age 56, served as President of the Printing Division of Kinko's, a wholly owned subsidiary of FedEx Corporation from March 2003 to May 2005, serving as a consultant to that company from that time to date. From May 2001 until March 2003, Mr. McCurry was an independent management consultant, except for his tenure as chief executive officer of Broder Brothers, a privately owned wholesale distributor of imprintable sportswear from July to October of 2002. From May 2000 until May 2001, he was Chief Executive Officer of an e-commerce subsidiary of Fleming Companies, Inc. From July 1997 until May 2000, Mr. McCurry was a partner with Bain & Company, an international management consulting firm specializing in corporate strategy. Mr. McCurry has also served as a member of the Board of Directors of Interstate Hotels and Resorts, Inc., a New York Stock Exchange listed company, since 1998.

Mr. McCurry's Employment Contract.

On July 20, 2005 the Company and Mr. McCurry entered into an employment agreement with an effective date of July 25, 2005 and containing the following material terms:

     1. Appointment. Mr. McCurry will serve as President and Chief Executive Officer of the Company. The Board is obligated to nominate him to the Board. Subject to shareholder elections, he will serve on the Board through the time of his employment, with no additional compensation for services as a director.

     2. Share Ownership Program. Mr. McCurry will be obligated to participate in any share ownership program for officers or directors adopted by the Company.

     3. Base Salary. Mr. McCurry's initial salary will be $500,000 per year. The Compensation Committee may increase his salary, but may not decrease his salary unless the Company institutes a salary reduction generally applicable to senior executives of the Company.

     4. Annual Bonuses. For fiscal year 2005, Mr. McCurry is entitled to receive a bonus equal to 70% of his base salary ($350,000), prorated based on the number of days he is employed during the year. For fiscal year 2006 and thereafter, Mr. McCurry will be eligible to earn an annual performance bonus as follows:

     o Upon the achievement of annual "target" performance goals, to be set by the Compensation Committee in advance of each fiscal year, a bonus equal to 70% of his salary.

     o Upon the achievement of annual "maximum" performance goals, to be set by the Compensation Committee, a bonus equal to 140% of base salary.

     o If the Company's performance falls between the "target" and "maximum" performance goals, he will receive an amount between 70% and 140% of his salary, according to a formula to be set by the Compensation Committee.

     5. Inducement Stock Option Grant. Mr. McCurry is entitled to receive a stock option to purchase 2 million shares of the Company's Common Stock, which will be awarded outside of the Company's shareholder-approved stock incentive plan, pursuant to an exemption from the Nasdaq National Market shareholder approval requirements that is available for qualified inducement grants. The option will not constitute an incentive stock option under Section 422 of the Internal Revenue Code of 1986. The option will be issued on July 29, 2005, following the setting of the exercise price at the closing price of the Common Stock on the NASDAQ National Market on that date. The Company is required to file a Registration Statement on Form S-8 with respect to the option and the underlying shares of common stock as soon as practicable. The form of the option agreement is attached as an exhibit to Mr. McCurry's employment agreement, which is filed as Exhibit
     99.3 hereto and is incorporated by reference herein. The option will be subject to the following additional terms:

     o Time Vesting. One of two tranches of the option, representing the right to purchase 500,000 shares, will become exercisable on July 29, 2006, if Mr. McCurry has remained continuously employed by the Company as of that date.

     o Performance Vesting. The second tranche (the balance of the option), representing the right to purchase 1.5 million shares, will be subject to specific performance criteria and become exercisable in three tiers, as follows:

          o Tier 1, representing the right to purchase 500,000 shares, will become exercisable at any time after July 29, 2006, if the closing market price per share of the Company's Common Stock is $4.50 (Target A) or higher for 45 consecutive trading days after July 29, 2006.

          o Tier 2, representing the right to purchase an additional 500,000 shares, will become exercisable at any time after July 29, 2007, if the closing market price per share of the Company's Common Stock is $6.50 (Target B) or higher for 45 consecutive trading days after July 29, 2007.

          o Tier 3, representing the right to purchase the final 500,000 shares, will become exercisable at any time after July 29, 2008, if the closing market price per share of the Company's Common Stock is $8.00 (Target C) or higher for 45 consecutive trading days after July 29, 2008.

          The Compensation Committee will have discretion to accelerate the exercisability of any or all of the performance-based tranche without regard to whether the price targets have been met.

     o Acceleration. The exercisability of the option will accelerate under certain circumstances as follows:

          o If Mr. McCurry's employment is terminated by the Company without Cause or by Mr. McCurry for Good Reason (each as defined in the employment agreement), the following portions of the performance-based tranche of his option will become exercisable:

               * all shares underlying any tier for which the target price has been met for 45 consecutive trading days; PLUS

               * a prorated portion of Tier 2, based on the extent to which the Company's Common Stock attained a market price exceeding Target A for at least 45 consecutive trading days; PLUS

               * a prorated portion of Tier 3, based on the extent to which the Company's Common Stock attained a market price exceeding Target B for at least 45 consecutive trading days.

     o Upon a Change in Control (as defined in Mr. McCurry's employment agreement), or if the Company ceases to be a reporting company under the Exchange Act, as amended, any portion of the time-vesting tranche not yet vested will become exercisable.

     o Upon a Change in Control (as defined in Mr. McCurry's employment agreement), or if the Company ceases to be a reporting company under the Exchange Act, as amended, a prorated portion of the performance-based tranche will become exercisable, based upon the extent to which the transaction price per share (or if there is no transaction resulting in the Company ceasing to be a reporting company, the closing price of the Company's common stock immediately preceding its ceasing to be a reporting company) exceeds the target price set for the vesting of the relevant tier.

     o    Term. The option will expire on July 29, 2012, except as follows:

          o Unvested (i.e., not yet exercisable) portions of the option will be forfeited upon termination of employment, except to the extent accelerated as provided above.

          o Vested portions that have not yet been exercised will remain exercisable:

               * for 75 calendar days following termination of employment for any reason other than death, disability or for Cause; and

               * for one year following termination of employment due to death or disability.

          o Vested portions will be forfeited on the date of termination, if termination is for Cause.


     o Transferability. The option may only be transferred by will or by the laws of descent and distribution, or for no consideration to or for the benefit of certain specified members of Mr. McCurry's immediate family.

     6. Standard Benefits. Mr. McCurry will be eligible to participate in the Company's standard benefits package, on the same basis as other senior executives of the Company.

     7. Vacation. Mr. McCurry will be entitled to four weeks of paid vacation per year.

     8. Indemnification. The Company and Mr. McCurry have entered into an indemnification agreement that provides that Mr. McCurry shall be indemnified by the Company with respect to certain expenses and liabilities incurred by him because he is an officer or director of the Company or is acting at its request; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. Mr. McCurry is also entitled to receive advances from the Company with respect to expenses incurred in connection with the foregoing upon providing the Company with a written request for same and providing certain representations in connection therewith. The form of the indemnification agreement is attached as an exhibit to Mr. McCurry's employment agreement, a copy of which is filed as Exhibit 99.3 hereto, and is incorporated by reference herein.

     9. Professional Fees. The Company will reimburse Mr. McCurry for his reasonable professional fees and costs incurred in connection with the negotiation and execution of his employment agreement, up to $15,000.

     10. Term. The agreement expires on July 25, 2008, subject to automatic renewal for a one-year term unless either party has given the other 30 days' written notice.

     11. Severance. Mr. McCurry will be entitled to certain severance payments if his employment is terminated: (i) by the Company without "Cause," as that term is defined in his agreement, or (ii) by Mr. McCurry for "Good Reason," as that term is defined in his agreement. In either instance, Mr. McCurry's severance benefits will be as follows:

     o Lump Sum Payment. If his employment terminates within the first sixteen (16) months, he will be entitled to a lump sum payment equal to .125 times the number of months he has worked for the Company, further multiplied by his "Average Annual Compensation." "Average Annual Compensation" means:

          o Salary. If his employment terminates during fiscal year 2005, his base salary in 2005; OR, if his employment terminates after December 31, 2005, the average of his base salary for the final two fiscal years of his employment, including the year in which his employment terminates; PLUS

          o Bonus. If his employment terminates before January 1, 2007, 70% of his base salary for fiscal year 2005 (prorated based on the number of days employed during 2005, if his employment terminates during 2005); OR, if his employment terminates during fiscal year 2007, any actual annual bonus paid with respect to fiscal year 2006; OR, if his employment terminates after December 31, 2007, the average of any actual annual bonuses paid or payable with respect to the last two full fiscal years immediately prior to the year in which his employment terminates.

          If his employment terminates more than 16 months following the date of his appointment, his lump sump payment will equal two times his Average Annual Compensation.

     Other Benefits. Mr. McCurry will be entitled to continue participation in the Company's medical and dental plans until the earlier of (a) his coverage under another employer's (or any other) medical or dental plans and (b) the second anniversary of the termination of his employment. However, if his continued participation is barred, he is entitled to receive, during that same period, monthly reimbursement for any premiums paid by him to obtain comparable benefits.

     12. COBRA Premiums. Until the expiration of any applicable waiting periods necessary for Mr. McCurry to commence participation in the Company's healthcare plans, the Company shall reimburse him for the amounts paid by him on account of premiums to FedEx Kinko's in connection with his rights under COBRA to maintain the healthcare benefits provided to him under FedEx Kinko's healthcare plans.

     13. Additional Covenants. The agreement contains restrictive covenants, including non-compete and anti-solicitation provisions extending two years after termination of his employment, as well as standard confidentiality obligations.

     14. Release. In order to collect any severance benefits, Mr. McCurry is obligated to sign and return a release agreement, the form of which is attached to Mr. McCurry's employment agreement, a copy of which is filed as
     Exhibit 99.3 to this Form 8-K and is incorporated by reference herein. Pursuant to the release agreement, Mr. McCurry releases all current or future claims, known or unknown, arising on or before the date of the release against the Company or any direct and indirect subsidiary, parent, affiliated, or related company of the Company, or their respective officers or directors.


Certain Relationships and Transactions.

There are no material relationships between Mr. McCurry and the Company other than Mr. McCurry's position with the Company, his ownership of Company securities, and as otherwise disclosed above.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective July 19, 2005, the Board of Directors of the Company amended the Company's Bylaws to change the title of Article 6 to "Chairman of the Board and Officers" from its previous title, "Officers," and to delete Section 6.2 in its entirety and replace it with the following:

"6.2 Chairman of the Board. If a Chairman of the Board is elected by the directors, the Chairman will preside at all meetings of shareholders and directors and shall have and perform such other duties as from time to time may be assigned by the Board of Directors. The Chairman of the Board shall not be deemed an officer of the Corporation unless designated as such by a resolution of the Board of Directors."

The prior text of Section 6.2 read as follows:

"6.2 Chairman of the Board. If a Chairman of the Board is elected by the directors, the Chairman shall preside at all meetings of shareholders and directors, and, unless otherwise provided by law, when the signature of the President is required the Chairman shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation. The Chairman shall have such other powers and duties as the Board may prescribe from time to time."

A copy of the Bylaw amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.


ITEM 8.01.  OTHER EVENTS.

Designation of  Chairman of the Board
In connection with Mr. Cook's retirement from office and from the Board of Directors, on July 19, 2005, the Board designated Mr. Cole to serve as Chairman of the Board, effective July 25, 2005. Mr. Cole will assume the duties of Presiding Director, which were previously performed by Mr. Greimann. Mr. Cole will not be an officer or employee of the Company, and as described under Item
5.03 above, the Company has amended its Bylaws to provide that the Chairman of the Board position is not an officer position unless so designated by the Board.

Mr. Cole's Retainer Agreement

The terms under which Mr. Cole has accepted the enhanced duties of the Chairman position, and his resulting director compensation, are set forth in a retainer agreement to be formally executed with an effective date of July 25, 2005. A copy of the retainer agreement, including the option agreement and indemnification agreement that are attached as exhibits thereto, is filed as
Exhibit 99.2 to this Form 8-K and incorporated by reference herein. The material terms of Mr. Cole's retainer agreement are as follows:

     1. Appointment. Mr. Cole will serve as Chairman of the Board until his successor is appointed, and the terms of the retainer agreement will govern his duties and compensation until such time, or, if sooner, until the 2008 annual meeting of shareholders.

     2. Duties. Mr. Cole has agreed to undertake on behalf of the Board certain duties and obligations as more particularly set forth in the retainer agreement. Among these undertakings, Mr. Cole has committed to regularly attend and preside at Company shareholders' meetings and Board meetings; serve on and preside over appropriate committees as reasonably requested by the Board; set meeting schedules; establish meeting agendas (in consultation with the CEO); set and establish agendas for regularly scheduled executive sessions of the non-employee and independent members of the Board; lead the Board in the exercise of its corporate oversight functions, including assignment of specific tasks to Board committees or individual members of the Board; manage information flow to the Board to facilitate appropriate understanding of and discussion regarding matters of interest or concern to the Board; be available to the Company at mutually convenient times and places; attend external meetings and presentations (as appropriate and convenient); and advise the CEO regarding the corporate strategy and business plan of the Company and its divisions and subsidiaries, including efforts to improve the operating and financial performance of the Company and efforts to develop and grow the Company's business. The final approval of the Company's business plan and corporate strategy remain subject to full Board approval, however.

     Mr. Cole has acknowledged that his duties as Chairman are expected to require commitment of the equivalent of two days per week of his business time and attention over the first six months of his service as Chairman, one to two days per week for the following six months, and one day per week thereafter. However, Mr. Cole's duties may at times require more or less than that time commitment.

     3. Non-executive Status. Mr. Cole will not be an employee or agent of the Company with authority to bind the Company in any respect. As Chairman, Mr. Cole will not participate in any employee benefit plans or receive any other benefits of employment.

     4. Cash Retainer. Upon his appointment, Mr. Cole became entitled to receive an initial cash retainer fee of $42,000, in recognition of the significant amount of time recently spent by him in fulfilling Board duties following the announcement by Mr. Cook of his impending retirement. In addition, while he serves as Chairman of the Board, he will be entitled to a monthly cash retainer fee, payable on the first day of each month, in the following amounts:

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

          o    From August 1, 2005 through December 31, 2005, $42,000 per month;
          o    From January 1, 2006 through June 30, 2006, $16,000 per month;
               and
          o    From July 1, 2006 and thereafter, $12,500 per month.

     5. Option Grant. In addition, Mr. Cole is entitled to receive a non-qualified option to purchase 450,000 shares of the common stock of the Company. The option will be issued on July 29, 2005, pursuant to the Company's Stock Incentive Plan, and the exercise price will be set at the closing price of the Company's common stock on the Nasdaq National Market on that date. The terms of Mr. Cole's option grant are summarized below:

          o Time-vesting. The time-vesting tranche of his option, representing the right to purchase 150,000 shares, will become exercisable on the earlier of the 2006 annual meeting of shareholders and June 30, 2006.

          o Performance-vesting. The performance-vesting tranche, representing the balance of his option, will be exercisable as follows:

                    (a) Tier 1, representing the right to purchase 100,000 shares, will become exercisable at any time after the earlier of the 2006 annual meeting of shareholders and June 30, 2006 (the "2006 Vesting Date"), if the Company attains Target A for 45 consecutive trading days after the 2006 Vesting Date.

                    (b) Tier 2, representing the right to purchase an additional 100,000 shares, will become exercisable at any time after the earlier of the 2006 Vesting Date, if the Company attains Target B for 45 consecutive trading days after the 2006 Vesting Date. In addition, on the 2007 Vesting Date, as defined below, if Target B has not been attained for 45consecutive trading days, but the Company's Common Stock has exceeded Target A for 45 consecutive trading days, a prorated portion of Tier 2 will become exercisable.

                    (c) Tier 3, representing the right to purchase an additional 100,000 shares, will become exercisable at any time after the earlier of the 2007 annual meeting of shareholders and June 30, 2007 (the "2007 Vesting Date"), if the Company attains Target C for 45 consecutive trading days after the 2007 Vesting Date. On the 2007 Vesting Date, if Target C has not been attained for 45 consecutive trading days, but the


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

                    Company's Common Stock has exceeded Target B for 45 consecutive trading days, a prorated portion of Tier 3 will become exercisable.

               The Compensation Committee will have the discretion to direct acceleration of the exercisability of any or all of the performance-based tranche without regard to whether the price targets have been met. However, if Mr. Cole is currently serving on the Committee at the time, then any determination as to acceleration will exclude him.

          o Acceleration. Unvested portions of Mr. Cole's option will vest without regard to the criteria set forth above under the circumstances provided below :

               o Death and Disability. If Mr. Cole ceases to be a director due to death or disability, a prorated portion of the time-vesting tranche, if not yet vested, will become exercisable, based upon the number of days Mr. Cole served as director. If he ceases to be a director due to death or disability before that date that is 45 consecutive trading days after the 2006 Vesting Date, the following portions of the performance-based tranche will become exercisable: (A) a prorated portion of Tier 1 based on dividing the days he served in office by 365, if Target A was met for 45 consecutive trading days, plus (B) a prorated portion of Tier 2 based on dividing the days he served in office by 365, if Target B was met was met for 45 consecutive trading days. If he ceases to be a director prior to the date that is 45 consecutive trading days after the 2007 Vesting Date, then a prorated portion of Tier 3 based on dividing the days he served in office by 730 will become exercisable, if Target C was met for 45 consecutive days.

               o Change in Control and Cessation of Public Reporting Status. Upon a Change in Control (as defined in Mr. Cole's option agreement), or if the Company ceases to be a reporting company under the Securities Exchange Act of 1934, as amended, any portion of the time-vesting tranche not yet vested will become exercisable, and a prorated portion of the performance-based tranche will become exercisable, based upon the extent to which the transaction price per share (or if there is no transaction resulting in the Company ceasing to be a reporting company, the closing price of the


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

                    Company's common stock immediately preceding its ceasing to be a reporting company) exceeds the target price set for the vesting of the relevant tier.

          o Term. Unless sooner terminated, the option will expire on July 29, 2012. The option will terminate earlier under the following circumstances:

               o Unvested portions of the option will be forfeited if Mr. Cole's membership on the Board terminates for any reason.

               o Vested portions that have not yet been exercised will remain exercisable following termination of his service as Chairman as follows:

                    * if his service terminates before the earlier of the 2006 annual meeting of shareholders and June 30, 2006, for that number of days equal to 15 times the number of months he has served as Chairman;

                    * if his service terminates after that date but prior to the earlier of the 2007 annual meeting of shareholders and June 30, 2007, for one year following termination of his service;

                    * if his service terminates after that date but prior to the earlier of the 2008 annual meeting of shareholders and June 30, 2008, for 18 months following termination of his service; and

                    * if his service terminates following that date, for two years following termination of his service.

     To the extent that he remains a member of the Board following his retirement as Chairman, unvested options held by Mr. Cole will continue to vest if the relevant criteria are met and will be subject to the termination schedule set forth above for vested options.

     6. Anti-Solicitation Covenant. Mr. Cole has also agreed not to solicit or recruit any of the Company's employees while he is serving, or during two years following termination of his service, as Chairman.

     7. Professional Fees. The Company will reimburse Mr. Cole for his reasonable professional fees incurred in connection with the negotiation and execution of the retainer agreement up to a maximum of $15,000.

     8. Indemnification. The Company and Mr. Cole have entered into an indemnification agreement that provides that Mr. Cole shall be indemnified by the Company with respect to certain expenses and liabilities incurred by him because he is Chairman of the Board or a director of the Company or is acting at its request; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. Mr. Cole is also entitled to receive advances from the Company with respect to expenses incurred in connection with the foregoing upon providing the Company with a written request for same and providing certain representations in connection therewith. The form of the indemnification agreement is attached as an exhibit to Mr. Cole's retainer agreement, a copy of which is filed as
     Exhibit 99.2 hereto, and is incorporated by reference herein.

There are no material relationships between Mr. Cole and the Company other than Mr. Cole's service as a director and as Chairman of the Board and his ownership of Company securities, as disclosed herein and in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the heading "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

     Not applicable.

(b) Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

      Exhibit
      Number        Description
      -----------   ----------------------------------------------------------
          3.1       Bylaw amendment effective July 19, 2005
          99.1      Press Release dated July 20, 2005
          99.2      Form of Retainer Agreement between the Registrant and David
                    Cole to be dated effective July 25, 2005
          99.3      Employment Agreement between the Registrant and James
                    McCurry dated July 20, 2005




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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRG-SCHULTZ INTERNATIONAL, INC.



Date: July 25, 2005                        By:  /s/ Clinton McKellar, Jr.
                                               ---------------------------------
                                               Clinton McKellar, Jr.
                                               General Counsel and Secretary







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